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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 7, 2001

                             INTERWORLD CORPORATION
                             ----------------------
        (Exact Name of Registration business as Specified in Its Charter)



         Delaware                    000-26925                  13-3818716
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(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)



                          395 Hudson Street, 6th Floor,
                             New York, NY 10014-3669
                             -----------------------
          (Address, including zip code, of Principal Executive Offices)



                                 (212) 301-2500
                                 --------------
               (Registrant's telephone number including area code)


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Item 5.  Other Events.

On February 7, 2001, InterWorld Corporation ("InterWorld") issued a press release announcing changes to its board of directors and executive management team.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

(a)      Financial Statements.
            Not applicable.

(b)      Pro Forma Financial Information.
            Not applicable.

(c)      Exhibits
          Press Release of InterWorld dated February 7, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                 INTERWORLD CORPORATION

Date:  February 9, 2001            By: /s/ Michael Donahue
     --------------------------       -----------------------------------------
                                      Name: Michael Donahue
                                      Title: Vice Chairman, President and
                                             Chief Executive Officer


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                                  EXHIBIT INDEX

99.1                       Press Release

                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE
---------------------

Contacts:
InterWorld Corporation                                 J Net Enterprises, Inc.
----------------------                                 -----------------------
Press Contact:                                         Linda Crump
Chris Faust                                            (214) 696-8830
212-301-2375                                           Susan Mulligan
Investor Contact:                                      (646) 557-2992
Joel Herskovits
212-301-2528

       INTERWORLD ANNOUNCES CHANGES TO BOARD AND EXECUTIVE MANAGEMENT TEAM

NEW YORK, NY February 7, 2001 -- InterWorld(R) Corporation (NASDAQ: INTW), a leading global provider of software solutions for sell-side B2B and B2C e-commerce, and its Board of Directors today announced Allan R. Tessler has been elected as the Chairman of the Board of Directors for InterWorld.

Mr. Tessler has been a Director of InterWorld since October, 2000. He is currently Chairman and CEO of J Net Enterprises, Inc., a technology holding company. Co-founder Michael Donahue now becomes the Vice Chairman and maintains his active role as President and CEO of the company.

In addition, InterWorld's Board elected Mark W. Hobbs to serve as a Director of the Board. Mr. Hobbs is currently President and Chief Operating Officer of J Net. Previous to J Net, Mr. Hobbs was a Partner with Mariner investment Group, a $500 million hedge fund.

InterWorld also appointed Steven L. Korby Executive Vice President, Chief Financial Officer and Treasurer, replacing Douglas J. Maio. Mr. Maio resigned to pursue other opportunities in the technology industry. Mr. Korby will assume the responsibility of overseeing the company's global financial operations and administration services, including Human Resources and Legal.

"The new appointments are part of the company's strategy to evolve and grow the company as well as continue its charter to capture a larger share of the sell-side e-commerce software market," said Michael Donahue, vice chairman, president/CEO. "Each of InterWorld's Board members brings a tremendous wealth of knowledge in growing companies, expanding core competencies, aligning strategic partnerships and expanding market presence."

On January 25, 2001, InterWorld and J Net announced the signing of a definitive agreement that will result in J Net becoming the majority shareholder in InterWorld. As part of the transition contemplated by this transaction, three members of the InterWorld Board of Directors, Kenneth G. Langone, Jack Slevin and Yves Sisteron, resigned effective immediately.

Chapter 2 About InterWorld Corporation

InterWorld(R) Corporation (NASDAQ: INTW) is a leading global provider of software solutions for sell-side B2B and B2C e-commerce. The company's process-oriented and standards-based solution enables manufacturers, distributors and retailers to compete more successfully in today's global digital economy. InterWorld's comprehensive, pre-packaged solution allows businesses to maximize profitability, lower operating costs and enhance overall corporate or consumer loyalty. InterWorld has over 100 customers worldwide including industry leaders Oki Data Americas, Inc., IKON Office Solutions, MSC Industrial, DisneyStore.com, Ann Taylor Corp., and Brooks Brothers. Founded in 1995, InterWorld is headquartered in New York, NY with offices throughout North America, Europe, and Asia-Pacific. InterWorld can be reached at 1-877-326-6637 or http://www.interworld.com.

Chapter 3 About J Net Enterprises

J Net Enterprises, Inc. is a technology holding company with concentrated investments in leading enterprise software and Internet infrastructure companies. J Net's name was changed from Jackpot Enterprises, Inc, at its annual meeting of the stockholders on December 6, 2000. The Company's assets consist primarily of cash and investments at cost. For more information on J Net Enterprises, visit http://www.jnettech.com.

                                       ###

InterWorld is a registered trademark of InterWorld Corporation. All other company, product, and brand names are trademarks of their respective owners.

This press release contains or may contain forward-looking statements such as statements regarding the companies' future growth and profitability, growth strategy and trends in the industry in which they operate. These forward-looking statements are based on the company's current expectations and are subject to a number of risks, uncertainties and assumptions. Among the important factors that could cause actual results to differ significantly from these expressed or implied forward-looking statements are the failure of our products to be accepted in the Internet commerce market, the intense competition in our industry, technological change, our reliance on systems integration companies to sell and implement our products, our need to attract significant new clients each year, our ability to modify our products and market them internationally, the potential need for additional financing, the risk that our proprietary rights may not be fully protected, as well as the other risk factors affecting the companies detailed from time to time in the documents they have filed with the U.S. Securities and Exchange Commission. The companies assume no responsibility to update the forward-looking statements contained in this release.